Exhibit 99.1

PRESS RELEASE

FOR ADDITIONAL INFORMATION: Univar Solutions Investor Relations David Lim +1 844-632-1060 IR@univar.com Univar Solutions Media Relations Dwayne Roark +1 331-777-6031 mediarelations@univar.com

Univar Completes Acquisition of Nexeo Solutions, Creating Univar Solutions

Combined Company Positioned to Drive Growth and Shareholder Value with Expanded Capabilities and Unmatched Expertise to Help Customers and Suppliers Capitalize on Growth Opportunities

DOWNERS GROVE, ILL. — March 1, 2019 — Univar Inc. (NYSE: UNVR) (“Univar”), today announced that it has completed the acquisition of Nexeo Solutions (“Nexeo”), creating a leading global chemical and ingredients solutions provider. The combined company will conduct business as Univar Solutions, reflecting a commitment to combining the ‘best of the best’ from each legacy organization.

“Univar Solutions is uniquely positioned to drive growth and deliver significant value for shareholders, customers, suppliers and employees,” said David Jukes, Univar Solutions president and chief executive officer. “Together, we have the ability to redefine chemical and ingredients distribution, to deliver superior growth for our partners, people and shareholders.”

New company, new corporate brand

Univar Solutions combines the scale, broad product portfolio, technical expertise, relationship know-how and specialized services of Univar with the extensive product knowledge, market expertise and scalable technology platform of Nexeo Solutions.

“Today is the beginning of an exciting journey, bringing together two great companies to create Univar Solutions, a company with the vision to redefine distribution and be the most valued chemical and ingredient distributor on the planet. Our new brand name reflects our commitment to combine the best qualities of each legacy company to create an innovative industry leader,” said Jukes. “Together, we will be a committed ally for our wide range of customers and suppliers, with the broad array of capabilities and deep know-how to help their businesses run smoothly, and the expertise to help them anticipate, navigate and leverage meaningful growth opportunities.”

Univar Solutions will provide customers with easy access to a broad selection of products from leading suppliers. Through a growing portfolio of value-added services, Univar Solutions will go beyond distribution to help accelerate innovation and efficiency in operations. Backed by industry-leading digital tools and a global network of 17 ‘Solution Centres’, the Company will help create novel formulations and recipes that distinguish brands in the marketplace.

In addition to announcing the name under which the Company will operate going forward, Univar today unveiled the Univar Solutions brand identity and logo, which can be accessed at www.univarsolutions.com.

Jukes added, “Our new logo represents a commitment to constructive partnerships and collaborations with our customers and suppliers. It also reflects an updated mission of streamlining, innovating and growing through values that will govern our new company: serious about safety, where people matter, we’re valuable to others, where we do what we say, and together we win.”

Closing terms

On February 28, 2019 at 11:58 p.m. Eastern Time, Nexeo became a wholly owned subsidiary of Univar and ceased to be traded on the NASDAQ. Pursuant to the terms of the merger agreement, each issued and outstanding share of Nexeo common stock has been converted into the right to receive merger consideration consisting of 0.305 shares of Univar common stock (with cash in lieu of any fractional shares) and $3.02 in cash. The stock consideration payable to former holders of Nexeo common stock and related stock awards consists, in the aggregate, of approximately 28 million shares of Univar common stock, or approximately 16% of Univar’s issued and outstanding common stock following the completion of the transaction.

In connection with the closing, Univar borrowed revolving loans under an amended and restated revolving facility and borrowed incremental term loans under its existing term loan credit facility to refinance Nexeo’s debt, fund other obligations, and finance the cash portion of the merger consideration. Additional details can be found in a current report on Form 8-K filed by Univar this morning with the U.S. Securities and Exchange Commission.

Nexeo Plastics

An agreement was previously announced for Nexeo Solutions to divest its plastics distribution business (“Nexeo Plastics”) to an affiliate of One Rock Capital Partners, LLC (“One Rock”) in a transaction valued at approximately $640 million, subject to customary closing adjustments. The transaction is expected to close in the first half of 2019 with net proceeds being used to immediately pay down debt. The transaction remains subject to the satisfaction of customary closing conditions.

About Univar Solutions

Univar Solutions (NYSE: UNVR) is a leading global chemical and ingredient distributor and provider of value added services to customers across a wide range of industries. With the industry’s largest private transportation fleet and North American sales force, a vast supplier network, deep market and regulatory knowledge, world-class formulation and recipe development, unparalleled logistics know-how, and industry-leading digital tools, Univar Solutions is a committed ally to customers and suppliers, helping them anticipate, navigate, and leverage meaningful growth opportunities. Learn more at www.univarsolutions.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 codified in Section 27A of the Securities Act, and Section 21E of the Exchange Act, as amended. Some forward-looking statements may be identified, without limitation, by the use of forward-looking terminology such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “could,” “would” and similar expressions. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this communication and include statements regarding, among other things, the expected timetable for closing of the proposed transaction between Univar Inc. (“Univar”) and Nexeo Solutions, Inc. (“Nexeo”), the expected benefits and synergies of the proposed transaction and the operating results, performance and capital structure of the combined company.

Forward-looking statements are based on Univar’s current expectations and beliefs concerning future developments and their potential effect on the combined company. While Univar believes that forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the combined company will be those anticipated. A number of important factors, risks and uncertainties could cause actual results to differ materially from those contained in or implied by the forward-looking statements, many of which are beyond Univar’s control. Factors, risks and uncertainties that could cause actual results to differ from those reflected in forward-looking statements include: changes in general economic, business and political conditions, including changes in the financial markets; higher than expected or unexpected costs associated with or relating to the transaction; the risk that expected benefits, synergies and growth prospects of the transaction and combined company may not be achieved in a timely manner or at all; the outcome and impact of the announced divestiture of Nexeo’s plastics distribution business; the ability to successfully integrate Nexeo’s business with Univar following the closing; the risk that Univar will be unable to retain and hire key personnel; the risk that disruption from the transaction may adversely affect Univar’s business and relationships with customers, suppliers, distributors or employees; and other risks detailed in the risk factors discussed in “Item 1.A. Risk Factors” in Univar’s most recent Annual Report on Form 10-K. Unless otherwise indicated or the context otherwise requires, comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions, divestitures or other potential strategic transactions. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Univar does not undertake any obligation to update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

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